LICENSE AGREEMENT


         This Agreement is made and effective on February 7, 1997, by and between Success Holdings Co., LLC, a limited liability company of the State of Illinois, having a place of business at 733 Third Avenue, New York, New York 10017 (hereinafter "Success"), and Fortune 21, Inc., a corporation of the State of Florida, having a place of business at 1200 W.S.R. 434, Ste. 112. 112, Longwood, Florida 32750 (hereinafter "Fortune 21").
         A. Success is the owner of the registered trademark SUCCESS for magazines, Reg. Nos. 1,221,662 and 1,334,275, and Success is the owner of the trademark SUCCESS for conducting seminars, conferences and training courses, relating to entrepreneurship and associated logos, trade dress and other related rights (hereinafter "Licensed Trademark").
         B. Fortune 21 desires to obtain, and Success is willing to grant, the sole and exclusive right to use the mark SUCCESS in connection with providing educational, training, coaching and consulting services to individuals and small businesses who want to start or expand a small business, buy, sell or invest in real estate, or create or build wealth, and in connection therewith, conduct seminars, conferences and workshops, sell business opportunities and sell collateral materials such as audio and videotapes and software (hereinafter "Licensed Products:) in the United States (hereinafter "Territory").
         NOW, THEREFORE, in consideration of the receipt of shares of common stock of the parent of Fortune 21 and other mutual promises and undertakings set


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forth herein,  and  intending to be legally  bound hereby,  the parties agree as follows:

                  1.       LICENSE
                           -------
                           A. Subject to the terms and conditions of this Agreement, Success hereby grants to Fortune 21 the sole and exclusive right to use the Licensed Trademark on and in connection with the Licensed Products in the Territory. All use of the Licensed Trademark by Fortune 21 shall inure to the benefit of Success.

                           B. It is expressly understood that Fortune 21 is not permitted hereunder (i) to use the designation FORTUNE alone, that is, without the numeral 21, in association with the Licensed Trademark, or (ii) to use the Licensed Trademark without also using another mark of Fortune 21, or (iii) to use the Licensed Trademark in combination with any trademark or designation of Fortune 21 so that in combination they appear to be a unitary trademark or designation. Such restriction, however, does not preclude Fortune 21, subject to the prior approval of Success, from using the Licensed Trademark in juxtaposition with such trademark or designation of Fortune 21. By way of example but not by way of limitation, the use of FORTUNE 21(sm) SUCCESS(sm) is not permitted whereas the use of
                                    FORTUNE 21(sm)      ------------------------
                                                        FORTUNE  21  SUCCESS(sm)
                                                        ------------------------
                                    ____________ or

                                    SUCCESS(sm)

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                                    would be permitted hereunder.
                           C. All rights not expressly granted to Fortune 21 herein shall be reserved to Success, except as otherwise provided in other written agreements between the parties.
                           D. Success also hereby grants to Fortune 21 a non-exclusive right to use the Licensed Trademark on and in connection with the Licensed Products in other countries, subject to any other rights granted to others previously or in the future.

         2.       APPROVAL/QUALITY CONTROL
                  ------------------------
         Fortune 21 agrees that the nature, quality, style, appearance and performance of the Licensed Products and the promotional, advertising and instructional materials therefor, as well as any and all trademarks, trade names, designs and logos (whether included in the Licensed Trademark or not) used in connection with the Licensed Products, shall be subject to Success' approval. Such approval shall be in Success' sole discretion. It shall be deemed that all presently used materials and programs are approved. Fortune 21 shall not render new services or provide or sell any materially different materials which have not been approved by Success or which are, at any time, disapproved by Success in accordance with provisions hereinbelow. Before rendering any materially new services or providing or selling any materially different materials hereunder, Fortune 21 shall submit to Success, for its examination and approval, the curriculum or curricula for the services and samples of any instructional materials or tapes relating thereto together with any and all written materials to be used in connection with promoting or advertising of the


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services and related materials.  Success shall notify Fortune 21 of its approval or disapproval within fifteen (15) business days of its receipt of such written materials. If Fortune 21 is not notified within that time, approval by Success of the samples will be assumed. At the reasonable request of Success, Fortune 21 shall from time to time submit current written materials and tapes in order that Success may assure itself of the maintenance of quality standards hereunder. Approval by Success of any written materials and tapes shall not be construed to mean that Success has determined that such written materials and tapes comply
with   applicable   laws  or   regulations,   such   determinations   being  the
responsibility of Fortune 21. Fortune 21 agrees the services rendered hereunder shall not differ materially from curriculum or curricula approved by Success.

         3.       TERM
                  ----
         The term of this License Agreement will commence on the date of the signing of this Agreement and shall continue for ten (10) years. The License Agreement may be renewed for a second ten (10) year term, provided that Fortune 21 is in good standing, has substantially complied with its business plan and its revenues are substantially consistent with its current business plan, and the Licensed Products are of good and acceptable quality.

         4.       TRADEMARKS
                  ----------
                  A. Fortune 21 shall cause to be affixed to or printed upon each printed material or tape for use in connection with the services, the appropriate trademark notice, legibly printed which shall be designated in advance by Success. Fortune 21 agrees to deliver to Success free of cost samples of such printed materials or tapes for approval hereunder, which will not be unreasonably withheld. Success shall notify Fortune 21 of its approval or


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                           disapproval  within fifteen (15) business days of its
                           receipt of such material or tape. If Fortune 21 is not notified within that time, approval by Success of the material or tape will be assumed.
                  B. Fortune 21 agrees that it will not, during the terms of this Agreement or thereafter, file any application for trademark registration or otherwise obtain or attempt to obtain ownership of any name, design, logo, or trademark or trade name within the Territory or in any other country of the world which includes or is confusingly similar to the Licensed Trademark, or which is intended to make reference to the Licensed Trademark.
                  C. Fortune 21 agrees that it will not, directly or indirectly challenge or contest Success' ownership of and rights in the Licensed Trademark, whether for the Licensed Products or otherwise, or the validity of this Agreement.
                  D. All use of the Licensed Trademark by Fortune 21 shall inure to the benefit of Success, and Fortune 21 shall acquire no rights therein adverse to Success. Fortune 21 shall, at any time when requested by Success to do so, whether during the term of this Agreement or
                           thereafter,   at  its  own   expense,   execute  such
                           documents or applications as requested by Success in order to confirm Success' ownership of all such rights or to maintain the validity of the Licensed Trademark or obtain or maintain registrations thereof for the class or classes applicable to the Licensed Products herein.
                  E. Fortune 21 shall notify Success in writing of any infringement or limitations by others of the Licensed Trademarks on services or articles similar to the

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                           Licensed  Products if and when such  become  known to
                           Fortune 21. Success shall have the sole right to determine whether or not any action shall be taken on account of such infringements or limitations without the prior written consent of Success to do so.
                  F.       If, at the request of Fortune 21,  Success brings any
                           legal    action(s)    against   third   parties   for
                           infringement or imitation of the Licensed Trademark relating to the Licensed Products, then Fortune 21 shall bear the cost of such litigation and such legal action(s) shall be jointly controlled.
                  G. Fortune 21, at its own expense, will fully cooperate with Success, or its designee or representative in the prosecution of any trademark application that success may determine to file, in connection with implementing the objectives of this Agreement.
                  H. Success will take necessary and appropriate actions to protect the Licensed Trademark and to maintain any registrations at its expense.

         5.       DEFAULT
                  -------
                  A.       Either party may terminate  this  Agreement on thirty
                           (30) days written notice to the other in the event of any material breach, if the defaulting party has not cured such breach or complied with such obligations within such notice period. Termination of this Agreement under the provisions of this paragraph shall be without prejudice to any rights either party may have against the other. A material breach shall include, but is not limited to the following:

                           (i)      If Fortune 21 uses the Licensed Trademark in



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                                    a manner  materially  inconsistent with this
                                    License  Agreement or its approved  business
                                    plan;
                           (ii)     If  the   activities  of  Fortune  21  bring
                                    Success  or  its  Licensed   Trademark  into
                                    disrepute or otherwise adversely affect the distinctive nature of the Licensed Trademark or cause confusion in the marketplace or cause dilution or destructive competition; or
                           (iii) If Fortune 21 consistently fails to maintain quality services and products and quality customer treatment.
         In the event that such breach cannot be cured, Fortune 21 will use its best efforts to mitigate the breach and will cease from any repetition in the future.

                  B. Success shall have the right to terminate this Agreement upon ten (10) days prior notice without the right to cure upon the occurrence of any of the following events:
                           (i) If Fortune 21 shall be adjudged to be insolvent or shall make an assignment for the benefit of creditors or become involved in receivership, bankruptcy or other insolvency or debtor relief proceedings, or any similar proceedings, or in proceedings, voluntary or force whereby it is limited in the free and unrestrained exercise of its own judgment as to the carrying out of the terms of this Agreement;
                           (ii)     If Fortune 21 shall cease to do business; or

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                           (iii)    If Fortune 21 shall attempt to assign any of
                                    its rights under this License Agreement without prior approval.
                  C. Failure to terminate this Agreement pursuant to this paragraph 6 shall not affect or constitute a waiver of any remedies the non-defaulting party would have been entitled to demand in the absence of this section, whether by way of damages, termination or otherwise. Termination of this Agreement shall be without prejudice to the rights and liabilities of either party to the other in respect to any matter arising under this Agreement.

         6.       TERMINATION
                  -----------
                  From and after the termination of this Agreement all of the rights of Fortune 21 to the use of the Licensed Trademark shall cease absolutely, and Fortune 21 shall not thereafter advertise, promote or render any service or sell any product whatsoever in connection with the Licensed Trademark. It is further agreed that following expiration of the Agreement, Fortune 21 shall not advertise, promote or render any service or sell any product whatsoever in connection with the use of any name, figure, design, logo, trademark or trade name similar to or suggestive of the Licensed Trademark except as otherwise licensed by Success to Fortune 21.

         7.       WAIVER
                  ------
         The failure of either party at any time or times to demand strict performance by the other of any of the terms, covenants or conditions set forth herein shall not be construed as a continuing waiver or relinquishment thereof and each may at any time demand strict and complete performance by the other of said terms, covenants and conditions.

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         8.       ASSIGNMENT
                  ----------
                  This Agreement shall bind and inure to the benefit of Success, and the successors and assigns of Success. The rights granted Fortune 21 hereunder shall be exclusive to it and shall not, without the prior written consent of Success, be transferred or assigned to any other, except that the rights may be transferred or assigned to another subsidiary of Fortune Financial Systems, Inc. In the event of the merger or consolidation of Fortune 21 with any other entity which materially adversely affects the rights granted or reserved by this Agreement, Success shall have the right to terminate this Agreement by notifying Fortune 21 in writing on or before sixty (60) days after Success has received notice of such merger or consolidation.

         9.       SIGNIFICANCE OF HEADINGS
                  ------------------------
         Section headings contained herein are solely for the purpose of aiding in speedy location of subject matter and are not in any sense to be given weight in the construction of this Agreement. Accordingly, in case of any question with respect to the construction of this Agreement, it is to be construed as though such section headings had been omitted.

         10.      ENTIRE AGREEMENT
                  ----------------
         This writing constitutes the entire Agreement between the parties relating to the subject matter and may not be changed or modified except by a writing signed by the party or parties to be charge thereby.

         11.      GOVERNING LAW
                  -------------
         This Agreement shall be governed by and construed according to the law of the State of New York. If and to the extent that any provisions of this Agreement are prohibited or unenforceable under any applicable law, such


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provisions   shall  be  ineffective  to  the  extent  of  such   prohibition  or
unenforceability   without  invalidating  the  remaining  provisions  hereof  or affecting the validity or enforceability of any other provision hereof.

         12.      NOTICE
                  ------
         All written notices required or provided for in this Agreement shall be in writing and shall be given by Certified Mail, prepaid and properly addressed to the last know address of the party to be served herewith, with a copy by facsimile, and shall be deemed to have been given on the date upon which said notice was received. Any notices sent to Success shall be addressed to:

                  Success Holdings Co., LLC
                  733 Third Avenue
                  New York, New York 10017
                  Attn: Mr. Peter Morris

         Any notices sent to Fortune 21 shall be addressed to:

                  Fortune 2, Inc.
                  1200 W.S.R. 434, Ste. 112
                  Longwood, Florida 32750
                  Attn: Mr. James Byrd


         13.      ARBITRATION
                  -----------
                  Any dispute or controversy arising under on in connection with this Agreement and related to the license or the license agreement shall be settled by arbitration to be held in the City of New York except that either party may seek preliminary injunctive relief from the United States District Court or state court in that City. Upon the occurrence of any such dispute or controversy, (i) Success shall select one Arbitrator; (ii) Fortune 21 shall select one Arbitrator; and (iii) the third Arbitrator shall be selected by the other two Arbitrators. Each Arbitrator shall be an individual who has no prior professional or personal relationship with any party and each party shall furnish to the Arbitrators written notice (each, a "Party Determination") of


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such party's desired outcome or resolution for such dispute or controversy. Upon receipt of a Party Determination, the Arbitrators shall notify the other parties
in  writing  (a  "Determination   Notice")  that  it  has  received  such  Party
Determination and the Arbitrators shall not disclose the contents thereof until the earlier of the Arbitrators receipt of Party Determinations from all parties and twenty (20) days after delivery of the Determination Notice. If the other parties fail to deliver their Party Determinations within twenty (20) days after delivery of the Determination Notice, the first Party Determinations shall be
the  resolution  of  the  dispute  or  controversy.   If  more  than  one  Party
Determination is delivered to the Arbitrators within twenty (20) days after the delivery of the Determination Notice, the Arbitrators shall determine the resolution of the dispute or controversy, provided, however, that in determining the resolution of the dispute or controversy, the Arbitrators discretion shall be limited to selecting one of the proposed resolutions set forth in the Party Determination delivered to the Arbitrators within twenty (20) days after the delivery of the Determination Notice. All fees and expenses of the Arbitrators incurred in connection with their determination of such dispute or controversy shall be borne by the parties that submitted Party Determinations not chosen by the Arbitrators. All decisions of the Arbitrators shall be final and binding on each of the parties and enforceable in law or at equity.

         14.      NO AGENCY OR LIABILITY
                  ----------------------
         Neither party shall be liable for the acts or omissions of the other party, and neither party shall be deemed an agent of the other party.

         15.      CONFIDENTIALITY
                  ---------------
         Both parties agree to hold all information received from the other party hereto including the terms of this License Agreement in confidence. Notwithstanding the foregoing, this confidentiality shall not apply to information received from other sources or in the public domain.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

         SUCCESS HOLDINGS CO., LLC                  FORTUNE 21, INC.
         By: /s/ Peter R. Morris                    By: /s/ James S. Byrd
             -----------------------                    ---------------------
                  Peter Morris                      James S. Byrd, Jr.

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